UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 17, 2001


                           Unity Wireless Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                O-30620                  91-1940650
--------------------------------------------------------------------------------
       (State or other      (Commission File Number)     (I.R.S. Employer
       jurisdiction of                                   Identification No.)
        incorporation)


        7438 Fraser Park Dr., Burnaby, British Columbia, Canada, V5J 5B9
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (800) 337-6642



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On October 17, 2001, Unity Wireless Corporation amended its amended and restated bylaws to reduce the number of stockholders required to constitute a quorum at a meeting of stockholders from one-half of stockholders to one-third of stockholders by the amendment to the amended and restated bylaws attached as
Exhibit 3.1 and incorporated herein by reference.

On August 23, 2002, Unity Wireless Corporation amended its bylaws to allow the board of directors to modify the date of the annual meeting by a resolution of the board of directors by the amendment to the amended and restated bylaws attached as Exhibit 3.2 and incorporated herein by reference.

Item 7. Exhibits

3.1  First Amendment to the Amended and Restated Bylaws.

3.2  Second Amendment to the Amended and Restated Bylaws.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITY WIRELESS CORPORATION



Date:  August 30, 2002                 /s/ Roland Sartorius
                                       ------------------------------------
                                       Roland Sartorius, Chief Financial Officer